Exhibit 99.1

ACNB Corporation Annual Meeting of Shareholders May 2, 2023 1

Welcome & Introductions Alan J. Stock Chairman of the Board 2

Board of Directors Alan J. Stock Chairman of the Board Todd L. Herring Vice Chairman of the Board Kimberly S. Chaney Frank Elsner, III James P. Helt Scott L. Kelley James J. Lott Donna M. Newell Daniel W. Potts D. Arthur Seibel, Jr. 3

James P. Helt, President & CEO 4

Retirements Lynda L. Glass – Mrs. Glass retired with 39 years of service to the organization on March 31, 2023. Tom N. Rasmussen – Mr. Rasmussen is retiring with a successful 40 year banking career on May 31, 2023. David L. Sites – Mr. Sites was a member of both the Corporation’s and ACNB Bank’s Boards of Directors since 2010. Thomas R. Stone – Mr. Stone is retiring with an impressive 42 year banking career on May 5, 2023. 5

Welcome Subsidiary Executive Officers Mark E. Blacksten – Mr. Blacksten joined the ACNB Bank Executive Management Team in March of 2023 as the Executive Vice President/Maryland Market President. Brett D. Fulk – Mr. Fulk joined the ACNB Bank Executive Management Team in September of 2022 as the Executive Vice President/Chief Strategy Officer. 6

Executive Management Team Laurie A. Laub EVP/Chief Credit & Operations Officer Douglas A. Seibel EVP/Chief Lending & Revenue Officer Jason H. Weber EVP/Treasurer & Chief Financial Officer 7 Emily E. Berwager SVP/Human Resources Manager Kevin J. Hayes SVP/General Counsel, Secretary & Chief Governance Officer Mark E. Blacksten EVP/Maryland Market President Brett D. Fulk EVP/Chief Strategy Officer James P. Helt President & Chief Executive Officer

Business Unit Subsidiary and Executive Officers Mark P. Bernier SVP/Wealth Management Officer 8 Mark A. Westcott President & Chief Executive Officer

Legal and Accounting Advisors Partner Nicholas Bybel, Jr., Esquire Jason Stockton and Layla Mooradian 9 Bybel Rutledge LLP: Crowe LLP:

• Call to Order, Quorum & Business Matters • Management Presentation • Shareholder Questions & Answers • Voting Results from Judge of Election • Adjournment Meeting Agenda 10

In the interest of an orderly Annual Meeting of Shareholders for ACNB Corporation, please honor the following basic Rules of Conduct and Procedures. • Shareholders should not address the Meeting until recognized by the Chairman of the Meeting. Upon recognition by the Chairman, the shareholder will have the floor. Speakers should then state their name and status as a shareholder. • The business of the Meeting will be taken up as set forth in the Agenda. When an item on the Agenda is before the Meeting for consideration, questions and comments should be confined solely to that item. • Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company. • Shareholders should confine comments to one subject at a time in order to give other shareholders an opportunity to speak on that subject. Please permit the speaker to conclude his or her remarks without interruption. • No cameras or other recording devices will be permitted at the Meeting. All cell phones, pagers and other electronic communication devices must be turned off. • The full Rules of Conduct and Procedures are included in the meeting packet provided to each attendee. Rules of Conduct and Procedures 11

During the course of this presentation, there may be projections and forward - looking statements regarding events or the future financial performance of ACNB Corporation . We wish to caution you that these forward - looking statements involve certain risks and uncertainties, including a variety of factors that may cause actual results to differ materially from the anticipated results expressed in these forward - looking statements . ACNB Corporation assumes no duty to update the forward - looking statements made in this presentation . You are encouraged to review the risk factors and other cautionary statements regarding forward - looking information described in other documents ACNB Corporation files from time to time with the Securities and Exchange Commission including the Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q, and any Current Reports on Form 8 - K . Forward - Looking Statements 12

Call to Order, Quorum & Business Matters 13

Management Presentation James P. Helt, President & CEO Jason H. Weber, EVP/Treasurer & Chief Financial Officer 14

Executive Summary

Executive Summary

Bank Established:	1857
Headquarters:	Gettysburg, PA
Market Capitalization[1]:	$277 Million
Total Assets[2]:	$2.4 Billion
Gross Loans[2]:	$1.5 Billion
Deposits[2]:	$2.1 Billion

ACNB Insurance Services, Inc.

- Approximately $46 million in gross premium volume and $8.3 million in gross commissions.
- 2 office locations in Maryland and 1 in Pennsylvania.

Wealth Management

- Approximately $519 million in Wealth Management assets.
  - Trust and Fiduciary: $311 million in AUM/AUA
  - Retail Brokerage: $208 million in AUM/AUA

Highlights

- Trades on the NASDAQ under the symbol "ACNB".
- 14th largest publicly-traded bank (out of 68) in Pennsylvania by asset size.
- 17 Bank office locations in Southcentral Pennsylvania and 9 Bank office locations in Central Maryland.
- 2 Loan production offices in Pennsylvania (Lancaster and York).
- 1 Loan production office in Maryland (Hunt Valley).

Accolades

- Named to Central Penn Business Journal's list of the Top 50 Fastest Growing Companies in Central Pennsylvania for the fifth year in a row.
- Voted #1 Bank for the eleventh consecutive year in the Gettysburg Times Pick of the County annual award.
- Voted Best Bank in Celebrate Gettysburg Magazine's Gettysburg's Greatest Contest.
- Voted #1 in the Hanover Evening Sun Readers Choice Awards for 2022.
- Voted # 1 Bank in Carroll County Times (NWSB Bank).

ACNB Corporation

1. Source: S&P Capital IQ as of March 31, 2023.
2. Source: April 27, 2023 ACNB Corporation Press Release

Source: 10K as of December 31, 2022 unless otherwise noted.

15

Market Overview 1. Source: FDIC Deposit Market Share Report as of June 30, 2022. 2. These market areas include Gettysburg, Upper Adams, Littlestown, McSherrystown, Carroll Valley, East Berlin, and Newville. 3. These market areas include New Oxford, Newville, East Berlin, Dillsburg, and York. • ACNB Bank is ranked #1 in the Adams County market, with deposit market share of 61.62%¹. 2022 represented the 7 th consecutive year of deposit growth in the market served by ACNB Bank. • ACNB Bank has the #1 deposit market share in 7 out of 13 defined market areas in Pennsylvania ². • ACNB showed gains in deposit market share in 5 of 13 defined market areas in Pennsylvania³. • At a statewide level, ACNB was ranked: » 42 nd in deposit market share for Pennsylvania. » 23 rd in deposit market share for Maryland. • Market footprint covers Southcentral Pennsylvania and Central Maryland. • 29 Bank locations across Pennsylvania and Maryland: » 10 branches located in Adams County, PA (excludes HQ Operations Center) » 5 branches and 1 loan production office located in York County, PA » 1 branch located in Franklin County, PA » 1 branch located in Cumberland County, PA » 1 loan production office located in Lancaster County, PA » 5 branches located in Carroll County, MD » 4 branches located in Frederick County, MD » 1 loan production office located in Baltimore County, MD 16

Overview of 2022 Results • Record year in net income, an increase of approximately 28% from 2021. • Higher interest rates, change in earning assets and lower funding costs driving the increase in net interest income year - over - year. • Stable to improving asset quality. • Year - over year lower fee income driven by weaker mortgage banking income. • Higher expenses year - over - year driven by increases in technology spend, professional fees, inflation and acquisition of H&O. • Profitability ratios increased noticeably due to record earnings. Financial Summary 17 Source: ACNB Public filings and Internal Documents. Financial Overview

1. Compounded Annual Growth Rate (CAGR). 2. Non - GAAP financial measure. Refer to the calculation on the page titled “Reconciliation of Non - GAAP Measures” at the end of thi s presentation. Balance Sheet Trends Source: ACNB Public filings and Internal Documents. 18 1,647.7 1,720.3 2,555.4 2,787.0 2,525.5 2018 2019 2020 2021 2022 Total Assets ($MMs) CAGR¹ (‘18 - ’22): 11.27% 1,302.5 1,272.6 1,637.8 1,468.4 1,538.6 2018 2019 2020 2021 2022 CAGR¹ (‘18 - ’22): 4.25% Total Loans ($MMs) 1,348.1 1,412.3 2,185.5 2,426.4 2,199.0 2018 2019 2020 2021 2022 CAGR¹ (‘18 - ’22): 13.01% Total Deposits ($MMs) 144.2 165.5 208.6 223.9 190.5 2018 2019 2020 2021 2022 CAGR¹ (‘18 - ’22): 7.21% Tangible Common Equity ² ($MMs)

60.05 59.79 57.87 61.82 55.81 2018 2019 2020 2021 2022 1. EPS and ROAE for 2020 are adjusted to reflect figures that exclude after - tax merger related charges of $4.6mn for Frederick Coun ty acquisitions (non - GAAP). 2. Non - GAAP financial measure. Refer to the calculation on the page titled “Reconciliation of Non - GAAP Measures” at the end of this presentation. Performance Over Time Source: ACNB Public filings and Internal Documents. 19 3.81 3.81 3.35 2.82 3.33 2018 2019 2020 2021 2022 Net Interest Margin (%) Efficiency Ratio ² (%) 8.88 9.76 8.32 8.18 7.71 2018 2019 2020 2021 2022 TCE / TA ² (%) 13.62 13.33 7.39 10.52 14.35 9.25 2018 2019 2020 2021 2022 ROAE (%) 3.09 3.36 2.13 3.19 4.15 2.67 2018 2019 2020 2021 2022 EPS ($) 20.46 23.38 23.95 25.80 22.37 2018 2019 2020 2021 2022 TBVPS ² ($) 1 1

Diversified Loan Portfolio 20 1. Compounded Annual Growth Rate (CAGR). Source: ACNB Public filings and Internal Documents. • ACNB asset quality measures continue to reflect commitment to sound credit risk management, including conservative disciplined underwriting practices, timely credit administration processes, and proactive customer relationship management. • Independent loan review performed annually with a 60% penetration rate. • Fully integrated Enterprise Risk Management function. • Incentive plans in place to drive and reward behaviors that are in alignment with corporate objectives. Key Underwriting Notes 1 - 4 Family 20.4% Multifamily + CRE 47.5% C&I 6.3% Consumer 0.7% Home Equity 8.4% Construction 5.4% Farm 6.5% Other 4.8% 1,302.5 1,272.6 1,637.8 1,468.4 1,538.6 2018 2019 2020 2021 2022 Gross Loan Growth ($MMs) CAGR¹ (‘18 - ’22): 4.25% Loan Portfolio Composition as of 12/31/2022 Gross Loans $1.5BN

For the Year Ended December 31, In $000s unless otherwise stated 2018 2019 2020 2021 2022 Loan Loss Reserve Loan Loss Reserves—Beginning of Period 13,976 13,964 13,835 20,226 19,033 Less: Charge-offs (1,810) (917) (2,987) (1,318) (1,286) Add: Recoveries 178 188 238 75 114 Add: Provision Expense 1,620 600 9,140 50 0 Loan Loss Reserves—End of Period 13,964 13,835 20,226 19,033 17,861 13,964 13,835 20,226 19,033 17,861 1.07 1.09 1.23 1.30 1.16 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 - 5,000 10,000 15,000 20,000 25,000 2018 2019 2020 2021 2022 Loan Loss Reserve ($000s) Loan Loss Reserves/Loans (%) Prudent Reserve Discipline 21 Source: ACNB Public filings and Internal Documents. • ACNB actively monitors its loan portfolio and records provision expense to maintain strong asset quality. • No provision expense in 2022 driven by stable to improving asset quality. • As of December 31, 2022, the Corporation had originated an aggregate total of 2,217 loans in the amount of $223,036,703 under the PPP. None outstanding as of year end. Loan Loss Reserve Overview Trends in Loan Loss Reserve

Healthy Deposit Portfolio 22 • Year - end 2022 deposits of $2.2 billion decreased 9.4% over 2021 as customers sought higher yielding alternative investment or deposit products as market interest rates rose during 2022. • ACNB continues to have a strong core deposit base, with core deposits making up 97.7% of total deposits. • Non - Interest Bearing Demand deposits totaled $595 million at year - end 2022 and accounted for approximately 27.1% of the Bank’s total deposit portfolio. • ACNB’s top 20 deposit relationships only account for 10.9% of total deposits at 12/31/22. • ACNB’s cost of deposits for 2022 was 0.12%, down 9 basis points from 2021’s cost. • As of 3/31/23, estimated uninsured deposits account for 27.3% of total deposit; 19.2% when also excluding fully collateralized¹ uninsured deposits Deposit Portfolio 1. Collateral consists of investment securities and FHLB Letters of Credit. Source: ACNB Public filings and Internal Documents. Non - Interest Bearing Demand 27.1% Interest Bearing Demand 16.6% Savings 43.0% CDs < $250,000 11.0% CDs >= $250,000 2.3% Gross Deposits $2.2BN Deposit Composition as of 12/31/2022

0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% Tier 1 Leverage CE Tier 1 Tier 1 Risk Based Total-Risk Based Regulatory Minimums Excess² 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% Tier 1 Leverage CE Tier 1 Tier 1 Risk Based Total-Risk Based Regulatory Minimums Excess (2) Strong Capital Position 23 • Capital ratios exceed regulatory and internal minimum requirements. • Quarterly cash dividend increased to $0.28 per share, or 7.7%, in the 4th quarter of 2022. • In October of 2022, the Board of Directors approved a share repurchase program of up to 255,575 shares, approximately 3%, of common stock outstanding. Commentary 1. Consolidated regulatory capital ratios as of 12/31/2022. 2. Excess capital defined as capital in excess of the regulatory capital minimums and 250 basis points capital conservation buff er, except for Tier 1 leverage ratio; Tier 1 leverage ratio is capital in excess of well - capitalized minimum. Dollars are in millions. Source: ACNB Public filings and Internal Documents. Capital Ratios¹ 9.91% 15.00% $128 $135 15.36% 17.32% $115 $115

Ample Liquidity 24 • Actively monitoring and projecting our liquidity needs to minimize our liquidity risk ; Liquidity monitored daily. • On - balance sheet liquidity primarily comprised of cash/cash equivalents and unencumbered securities that represented ~18.0% of assets, or ~$445 million. • ACNB’s banking subsidiary has borrowing capacity of approximately $821 million from the FHLB of which $808 million was available. • ACNB’s banking subsidiary maintains several unsecured Fed Funds lines with correspondent banks; Fed Funds line capacity at the banking subsidiary was $75 million, of which the full amount was available. Commentary Source: ACNB Public filings and Internal Documents; Financial Data as of 12/31/2022. 11.01% 6.66% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% Unencumbered Securities / Assets Cash & Cash Equivalents / Assets Balance Sheet Liquidity

Total Shareholder Return: 1 - Year 25 Source: S&P Capital IQ Pro Note: S&P Small Cap Bank index comprised of all public banks (any exchange) $250M - $1BN in market capitalization. (25.0%) (5.0%) 15.0% 35.0% Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 ACNB: 31.1% S&P Small Cap Bank: (11.8%) S&P 500: (18.1%) Russell 3000: (19.2%) (25.0%) (5.0%) 15.0% 35.0% Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 ACNB: 31.1% S&P Small Cap Bank: (11.8%) S&P 500: (18.1%) Russell 3000: (19.2%) • ACNB outperformed the S&P small cap bank index and broader market indices in 2022...

Total Shareholder Return: 5 - Year 26 Source: S&P Capital IQ Pro Note: S&P Small Cap Bank index comprised of all public banks (any exchange) $250M - $1BN in market capitalization. ...and outperformed the small cap bank index and broad market indices over the past 5 years. (50.0%) (25.0%) 0.0% 25.0% 50.0% 75.0% 100.0% Dec-17 Jun-18 Dec-18 Jun-19 Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22 Dec-22 ACNB: 57.9% S&P Small Cap Bank: 16.7% S&P 500: 56.9% Russell 3000: 52.4%

2023 First Quarter Financial Highlights » Net Income = $9mm / an increase of 37% YOY » EPS = $1.06 / an increase of 39% YOY » Tangible Book Value Per Share = $23.66 compared to $22.37 for the prior quarter » Return on Average Assets = 1.50% » Return on Average Equity = 14.58% » Net Interest Margin = 4.19% » Non - performing Loans to Total Loans = 0.25% » Allowance for Credit Losses to Totals Loans = 1.27% 27 Source: April 27, 2023 ACNB Corporation Press Release

Wealth Management

At Year-End in Thousands of Dollars



Total: 342,000
110,000
232,000
Total: 389,000
132,000
257,000
Total: 437,000
159,700
277,300
Total: 538,000
206,500
331,500
Total: 518,800
208,200
310,600
2018
2019
2020
2021
2022
Trust and Fiduciary AUM/AUA
Retail Brokerage AUM/AUA

- ACNB's Wealth Management business derives a majority of its revenue from noninterest income consisting of trust, investment advisory and brokerage, and other servicing fees.
- Wealth Management clients are located largely within the Bank's primary geographic markets.
- Substantial revenues are generated from investment management agreements with clients.
  - Under these agreements, fee income is typically generated as a percentage of the market value of assets under management/administration.
- Income from Wealth Management activities were flat YOY due to market fluctuations, however, Wealth Management income has increased by 33.67% over the last five years going from $2,364,000 to $3,160,000.

ACNB Corporation

1. Securities and certain insurance products are offered through Cetera Investment Services, LLC, a registered broker-dealer and FINRA member, and advisory services are offered through Cetera Investment Advisers, LLC. Neither firm is affiliated with ACNB.

Source: 10K as of December 31, 2022 and Internal Sources

28

ACNB Insurance Services, Inc.

At Year-End in Thousands of Dollars



41,647
47,735
47,943
46,508
52,994
2018
2019
2020
2021
2022
Premiums

- January 2022 rebranding of insurance subsidiary to ACNB Insurance Services, Inc. from Russell Insurance Group, Inc.
- February 2022 acquisition of Hockley & O'Donnell Insurance Agency, Gettysburg, Pennsylvania. It is our intent to leverage this acquisition for increased synergies and revenues across both the insurance and banking subsidiaries.
- ACNB Insurance Services, Inc. is a full-service insurance agency, with licenses in 44 states, offering a broad range of property, casualty, health, life and disability insurance to both personal and commercial clients.
- The Insurance agency represents the largest source of Other Income for the Corporation. Commissions for the agency increased by 35% in 2022 to over $8.3mm.

ACNB Corporation

Source: 10K as of December 31, 2022 and Internal Sources

29

FCB Bank Community Shred Event United Way Day of Caring York Adams Heart Walk Adams County Library FunFest Amazing Kids Club Festival FCB Bank Children’s Book Drive NWSB Bank Food Drive ACNB Bank School Supply Drive At the Heart of Community Life...... This is community banking! 30

Gary W. Rappoldt , Senior Vice President/Regional Commercial Lending Manager, was presented with the 2023 Volunteer of the Year Award based on his volunteer service in 2022. ACNB Bank Volunteer of the Year Award Created to recognize exemplary community service by a Bank staff member Winner receives: • Commemorative Trophy • One Extra Day of Paid Time Off AND • ACNB Bank presents $1,000 to a community organization(s) on behalf of the award winner. 31

32

There will always be others who do what we do. WHO WE ARE IS OUR BRAND There will always be others who offer what we offer. There will never be others who are who we are. 33

» Is it a systemic risk? • The banks that have failed operated at the extremes with very specific business models • They were NOT traditional Community Banks • This is a crisis of some banks / It is not a crisis of the banking system » Concerns center around Uninsured Deposits / Liquidity / Capital • Uninsured/Uncollateralized Deposit levels are manageable at 19% • ACNB remains liquid with 18% of assets consisting of cash/cash equivalents & unencumbered assets PLUS over $800mm in borrowing capacity at the FHLB • ACNB remains very well capitalized and exceeds regulatory & internal minimums 34 Q1 Banking Events from the view of ACNB Source: ACNB Public Filings and Internal Documents.

Q1 Banking Events from the view of ACNB » At ACNB, we made a decision in 2022 and so far in 2023 to restrain deposit rates for the following reasons: • Excessive balance sheet liquidity remaining from the pandemic • Loan to Deposit Ratio <70% • Softening Loan Demand due to fear of recession » As of March 31, 2023 at ACNB: • Deposit Balances are 13.5% higher than pre - pandemic levels of March 2020 • Loan to Deposit Ratio has improved to 74.5% • Return on Average Assets is 1.50% / Well above National Peer • Average Deposit Account Balance <$25,000 35 Source: ACNB Public Filings and Internal Documents.

As a community banking organization, we believe that we must consistently strive to maximize shareholder value by : 36 1. The importance of protecting our company from unknown impacts such as the Pandemic or Economic disruptions. We are focused on managing not only the short term impacts such as Capital Preservation and Asset Quality but how these disruptions may impact our long term operating strategies. 2. Utilizing a combination of tools, including both organic and inorganic growth models, to profitably expand our customer base . 3. Focusing on enhancing our noninterest income through the continued expansion of services provided by ACNB Insurance Services, Inc. and the Bank’s Wealth Management Division. 4. Executing on our digital banking transformation strategy to remain competitive in the marketplace.

37

Shareholder Questions & Answers 38

Voting Results from Judge of Election 39

Thank You & Meeting Adjournment Stock Symbol: ACNB (Nasdaq) www.acnb.com 40

This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP) . The Company has presented the following non - GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition . Please note that although non - GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP financial measures . Reconciliation of Non - GAAP Measures 41

42 Reconciliation of Non - GAAP Measures Dollars in thousands, except per share figures 2022 2021 2020 2019 2018 Common shareholders’ equity (tangible), per share Shareholders’ equity $ 245,042 $ 272,114 $ 257,972 $ 189,516 $ 168,137 Less: Goodwill and intangible assets (54,517) (48,209) (49,373) (24,007) (23,987) Tangible common shareholders’ equity (numerator) $ 190,525 $ 223,905 $ 208,599 $ 165,509 $ 144,150 Shares outstanding, end of period (denominator) 8,515,120 8,679,206 8,709,393 7,079,359 7,046,020 Common shareholders’ equity (tangible), per share $ 22.37 $ 25.80 $ 23.95 $ 23.38 $ 20.46 Tangible common equity to tangible assets (TCE/TA Ratio) Shareholders’ equity $ 245,042 $ 272,114 $ 257,972 $ 189,516 $ 168,137 Less: Goodwill and intangible assets (54,517) (48,209) (49,373) (24,007) (23,987) Tangible common shareholders’ equity (numerator) $ 190,525 $ 223,905 $ 208,599 $ 165,509 $ 144,150 Total assets $2,525,507 $2,786,987 $2,555,362 $1,720,253 $1,647,724 Less: Goodwill and intangible assets (54,517) (48,209) (49,373) (24,007) (23,987) Total tangible assets (denominator) $2,470,990 $2,738,778 $2,505,989 $1,696,246 $1,623,737 Tangible common equity to tangible assets 7.71% 8.18% 8.32% 9.76% 8.88% Efficiency Ratio Non-interest expense $ 60,281 $ 58,951 $ 61,160 $ 47,621 $ 44,703 Less: Intangible amortization (1,492) (1,164) (1,264) (621) (745) Less: Merger related expenses - - (5,965) (769) - Non-interest expense (numerator) $ 58,789 $ 57,787 $ 53,931 $ 46,231 $ 43,958 Net interest income $ 83,425 $ 71,244 $ 73,068 $ 59,418 $ 57,095 Plus: Total non-interest income 21,807 22,776 19,934 18,169 15,948 Less: Net gains on sales of low-income housing partnerships 421 - - - - Less: Gain on life insurance proceeds - 101 - - 52 Less: Net (losses) gains on sales or calls of securities (234) - - - 85 Less: Net (losses) gains on equity securities (298) 439 (193) 267 (296) Total revenue (denominator) $ 105,343 $ 93,480 $ 93,195 $ 77,320 $ 73,202 Efficiency ratio 55.81% 61.82% 57.87% 59.79% 60.05% Years Ended December 31,